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                                                                   EXHIBIT 10.12

                                EXACTIS.COM, INC.

             SERIES E PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT



         THIS SERIES E PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the "AGREEMENT") is entered into as of July 15, 1999 by and among EXACTIS.COM, INC., a Delaware corporation (the "COMPANY"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (collectively the "PURCHASERS" and individually a "PURCHASER").

                                    RECITALS

         WHEREAS, the Company has authorized the sale and issuance of an aggregate of (i) one million eight hundred forty-six thousand one hundred fifty-three (1,846,153) shares of its Series E Preferred Stock (the "SERIES E STOCK") and (ii) warrants to purchase two hundred seventy-six thousand nine hundred twenty-two (276,922) shares of the Company's Series E Stock, substantially in the form attached hereto as Exhibit B;

         WHEREAS, Purchasers desire to purchase an aggregate of six hundred thirty thousand seven hundred thirty-eight (630,738) shares of Series E Stock (the "SHARES") and warrants (the "WARRANTS", and together with the Shares, the "SECURITIES") to purchase an aggregate of ninety-four thousand six hundred eight (94,608) shares of Series E Stock (the "WARRANT SHARES") on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Securities to Purchasers on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE

         1.1 AUTHORIZATION OF SECURITIES. On or prior to the First Closing (as defined in Section 2 below), the Company shall have authorized (a) the sale and issuance to Purchasers of the Securities to be sold at the First Closing and Second Closing (as defined in Section 2 below), and (b) the issuance of the Warrant Shares and the issuance of such shares of Common Stock to be issued upon conversion of the Series E Stock and of the Warrant Shares (collectively, the "CONVERSION SHARES"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate of Incorporation of the Company, in the form attached hereto as Exhibit C (the "RESTATED CERTIFICATE").

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the First Closing, the Company hereby agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly, (a) the number of Shares set forth opposite such Purchaser's name under the heading "First Closing" on Exhibit A, at a purchase price of Six Dollars and Fifty Cents ($6.50) per Share, and (b) the



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number of Warrants set forth opposite such Purchaser's name under the heading
"First Closing" on Exhibit A, at a purchase price of One Cent ($.01) per Warrant Share.

2.       CLOSING, DELIVERY AND PAYMENT

         2.1 CLOSING. The initial closing of the sale and purchase of the Securities under this Agreement (the "FIRST CLOSING") shall take place at 10:00 a.m. (Colorado time) on the date hereof, at the offices of Cooley Godward LLP, 2595 Canyon Boulevard, Suite 250, Boulder, Colorado 80302, or at such other time or place as the Company and Purchasers may mutually agree. The closing of the sale and purchase of the Securities set forth in Section 2.2 below shall take place at such time and place as the Company and Purchasers participating therein shall mutually agree (the "SECOND CLOSING") (the First Closing and Second Closing shall collectively be referred to herein as a "CLOSING" and each such date is referred to as a "CLOSING DATE"). At each Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers certificates representing the number of Shares to be purchased and warrants representing the number of Warrants to be purchased at such Closing by each Purchaser, against payment of the purchase price therefor by certified check or wire transfer of immediately available funds.

         2.2 SUBSEQUENT SALE OF SECURITIES. Following the First Closing, subject to the terms and conditions hereof, at the Second Closing, the Company hereby agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly, (a) the number of Shares set forth opposite such Purchaser's name under the heading "Second Closing" on Exhibit A and (b) the number of Warrants set forth opposite such Purchaser's name under the heading "Second Closing" on Exhibit A. At the Second Closing, the Company shall offer the remaining Securities not sold to the Purchasers at the First Closing or to be sold to the Purchasers at the Second Closing to the holders of the Company's Common Stock on a pro rata basis (the "RIGHTS OFFERING"). All sales made pursuant to this Section 2.2 shall be made on the terms and conditions set forth in this Agreement. Any Shares of Series E Stock sold pursuant to this Section 2.2 shall be deemed to be "Shares" for all purposes of this Agreement, any Warrants sold pursuant to this Section 2.2 shall be deemed to be "Warrants" for all purposes under this Agreement and any purchasers thereof shall be deemed to be "Purchasers" for all purposes of this Agreement.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth on the Disclosure Schedule delivered by the Company to the Purchasers in connection with the signing hereof (with each item of the Disclosure Schedule being deemed to apply to a particular section of this
Section 3 and not to all Sections of this Agreement), the Company hereby represents and warrants to each Purchaser as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Third Amended and Restated Stockholders' Agreement, in the form attached hereto as Exhibit D (the "STOCKHOLDERS' AGREEMENT"), to issue and sell the Securities and issue the Conversion Shares, and to carry out



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the provisions of this Agreement and the Stockholders' Agreement, and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is qualified or licensed and in good standing as a foreign corporation in all jurisdictions where the nature of its business or property makes such qualification or licensing necessary and the failure to be so qualified or licensed could materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company.

3.2      Capitalization.

              (a) Immediately prior to the Closing, the authorized capital stock of the Company will consist of (i) fifteen million (15,000,000) shares of Common Stock, one million nine thousand fifty three (1,009,053) shares of which are issued and outstanding, and (ii) eleven million (11,000,000) shares of Preferred Stock, eight hundred eighty thousand (880,000) shares of which are designated as Series A Preferred Stock, all of which are issued and outstanding, two million five hundred seventy thousand (2,570,000) shares of which are designated as Series B Preferred Stock, two million five hundred twenty-three thousand three hundred thirty-three (2,523,333) of which are issued and outstanding, three million five hundred fifty thousand (3,550,000) shares of which are designated as Series C Preferred Stock, one million nine hundred eleven thousand five hundred thirty-four (1,911,534) of which are issued and outstanding, one million three hundred thousand (1,300,000) shares of which are designated Series D Preferred Stock, six hundred twenty five thousand and one (625,001) of which are issued and outstanding, and two million five hundred thousand (2,500,000) shares of which are designated Series E Preferred Stock, none of which were issued and outstanding prior to the Closing. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except for outstanding employee options as of June 30, 1999 to purchase a total of one million four hundred twenty-four thousand four hundred twenty-three (1,424,423) shares of Common Stock, warrants to purchase forty-six thousand six hundred sixty-six (46,666) shares of Series B Preferred Stock, warrants to purchase seven hundred ten thousand nine hundred seventeen (710,917) shares of Series C Preferred Stock and warrants to purchase six hundred thousand (600,000) shares of Series D Preferred Stock, there are no outstanding options, warrants or other rights to purchase from the Company any of its securities.

              (b) There are no outstanding rights, subscriptions, calls, options, warrants, conversion rights or agreements granted or issued by or binding upon the Company for the purchase or acquisition (contingent or otherwise) from the Company of any shares of its capital stock or any other securities except in accordance with the terms of this Agreement. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any share of its capital stock or any security convertible into or exchangeable for any shares of its capital stock. No holder of Common Stock or Preferred Stock or any other security of the Company or any other person or entity is entitled to any preemptive right, right of first refusal or similar right with respect to the issuance of the Securities or otherwise, which has not been properly satisfied or waived. There is no voting trust, agreement or arrangement among any of the beneficial holders of Common Stock or Preferred Stock of the Company affecting the exercise of the voting rights of such stock.

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              (c) Attached in Part 3.2(c) of the Disclosure Schedule is a true and complete list of the names and addresses of the record holders of all of the outstanding Common Stock and Preferred Stock and other securities of the Company. Such list attached contains a true and complete description of the number of shares held by each such holder, the price paid per share and the form of payment therefor. With respect to each outstanding option, such list sets forth the date of grant, the number of shares subject thereto, the exercise price, and vesting schedule. Such list also shows the current directors and officers of the Company.

         3.3 SUBSIDIARIES. The Company does not presently own, of record or beneficially, or control, directly or indirectly, any capital stock or equity interest in any corporation, association or business entity. The Company is not, directly or indirectly, a participant in any joint venture or partnership.

         3.4 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Stockholders' Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Securities has been taken or will be taken prior to the Closing. When issued in compliance with the provisions of this Agreement, the Securities will be validly issued, fully paid and nonassessable and will be free and clear of any preemptive rights, security interests, claims, liens or encumbrances created by the Company. The Conversion Shares have been duly and validly reserved for issuance and, when issued upon conversion of the Series E Preferred Stock and exercise of the Warrants, will be validly issued, fully paid and nonassessable and will be free and clear of any preemptive rights, security interests, restrictions on transfer, claims, liens or encumbrances other than restrictions under applicable and state securities laws. This Agreement shall constitute the valid and binding obligation of the Company enforceable in accordance with its terms.

         3.5 CONSENTS AND APPROVALS. No filings with, notices to, or approvals or authorizations of any governmental or regulatory body are required to be obtained or made by the Company in connection with the consummation of the transactions contemplated hereby. The Company has obtained all consents, approvals or authorizations of, made all declarations or filings with, and given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Company of its business as now conducted or as proposed to be conducted in which the failure to so obtain, make or give could materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company.

         3.6 NO VIOLATIONS. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder (i) do not and will not conflict with or violate any provision of the Restated Certificate of Incorporation or bylaws of the Company and (ii) do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any encumbrance upon the capital stock or assets of the Company pursuant to, (d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or



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governmental body or other third party pursuant to, any law, statute, rule or regulation or any material agreement or instrument or any order, judgment or decree to which the Company is subject or by which any of its assets are bound.

         3.7 FINANCIAL STATEMENTS; INTERIM CHANGES. The Company has delivered to each Purchaser (i) its audited balance sheet as at December 31, 1998 and audited statement of income and cash flows for the twelve months ending December 31, 1998 and (ii) its unaudited balance sheet (the "LATEST BALANCE SHEET") as of May 31, 1999 (the "STATEMENT DATE") and unaudited statement of income for the five month period ending on the Statement Date (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position and operating results of the Company as of December 31, 1998 and the Statement Date; provided, however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles. Since the Statement Date, there has not been any material adverse change in the business, operations, financial condition or prospects of the Company. The Company has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) that are not either reflected or fully reserved against on the Latest Balance Sheet or incurred in the ordinary course of business of the Company subsequent to the date thereof in an amount not to exceed $100,000 in the aggregate.

         3.8 COMPLIANCE WITH LAWS. The Company's business has been conducted in compliance with all applicable laws and regulations of governmental authorities, except for such violations that have been cured or that, individually or in the aggregate, may not reasonably be expected to have a material adverse effect on the business, operations, financial condition or prospects of the Company.

         3.9 PROPRIETARY RIGHTS. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed would violate, any proprietary rights of any other person, nor is the Company aware of any basis for the foregoing.

         3.10 ACTIONS PENDING. There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Company, threatened in writing against or affecting the Company or any of its respective properties or rights before any court or by or before any governmental body or arbitration board or tribunal. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, the use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to, and none of its assets are bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality or arbitrator or arbitration panel. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

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         3.11 MATERIAL CONTRACTS. Except as set forth on the Disclosure
Schedule, the Company is not a party to (and is not otherwise bound by) any of the following: (i) any employment or consulting contract (including employee benefit and welfare arrangements), (ii) any agreement providing for the issuance or repurchase of any securities of the Company, (iii) any agreement in respect of registration rights, preemptive rights, rights of first refusal, voting rights or other rights of security holders, (iv) any agreement evidencing or providing for any indebtedness for borrowed money, (v) any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses to which the Company is a party; (vi) agreements limiting the freedom of the Company to compete in any line of business or in any geographic area or with any person; (vii) agreements providing for disposition of the business, assets or shares of the Company, agreements of merger or consolidation to which the Company is a party or letters of intent with respect to the foregoing; or
(viii) any other agreement that could reasonably be deemed material to the Company.

         3.12 INVESTMENTS IN UNITED STATES REAL PROPERTY INTERESTS. The Company's capital stock does not constitute a United States real property interest as that term is defined in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended (the "Code"). The preceding representation is based on a determination by the Company that the Company is not and has not been a United States real property holding corporation (as that term is defined in Section 897(c)(2) of the Code) during the five (5) year period preceding the date of this letter. The Company shall use its best efforts to ensure that it does not at any time in the future become a United States real property holding corporation. If at any time in the future the Company should become a United States real property holding corporation, the Company shall, as promptly as possible, notify each Purchaser of such change in status.

         3.13 UNRELATED BUSINESS TAXABLE INCOME. Any gross income derived by the Purchasers from the Company shall be in the form of dividends, interest, capital gains and losses from the disposition of property, and rents and royalties, but only such rents and royalties as are excluded pursuant to Code Sections 512(b)(2) and 512(b)(3), respectively, in calculating unrelated business taxable income and only such dividends, interest, capital gains and losses, and rents and royalties that are not included under Section 512(b)(4) of the Code in calculating unrelated business taxable income. This Section 3.12 shall not be deemed to apply to (i) any compensation (in cash, stock or other form) received by designees of the Purchasers in their capacities as directors of the Company that is transferred to the Purchasers or (ii) any income included under Section 512(b)(4) of the Code as a result of acquisition indebtedness incurred by any Purchaser in connection with the purchase of an interest in the Company.

         3.14 QUALIFIED SMALL BUSINESS. To the best of its knowledge, the Company qualifies as a "Qualified Small Business" as defined in Section 1202(d) of the Code and covenants that so long as its shares are held by the Purchasers (or a transferee in whose hands the shares are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code), it will use its reasonable efforts to cause the shares to qualify as Qualified Small Business Stock; provided that, notwithstanding the foregoing, the Company shall not be obligated to take any action, or refrain from any action, which in its good faith judgment is not in the best interests of the Company or its stockholders.

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         3.15 DISCLOSURE. Neither this Agreement nor any schedule hereto, nor any written disclosure document furnished by or on behalf of the Company to the Purchasers or counsel to the Purchasers in connection with the transactions contemplated by this Agreement, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained within any of the foregoing relating to future events or the projected future financial performance of the Company, including any financial projections or descriptions of potential strategic or business relationships between the Company and third parties, except that the budget and financial projections provided to the Purchasers (the "Financial Projections") were prepared in good faith based on assumptions which the Company believes were reasonable at the time the Financial Projections were prepared. As of the date of this Agreement, to the Company's knowledge, each of the assumptions upon which the Financial Projections were based remain reasonable.

         3.16 PERMITS. The Company has all franchises, permits, licenses and other authority necessary for its business as now being conducted and believes it can obtain, without undue burden or expense, any similar authority for its business as planned to be conducted. The Company is not in default in any material respect under any such franchise, permit, license or other authority.

         3.17 INTELLECTUAL PROPERTY.

              (a) The Company owns or has sufficient rights to use, free and clear of all liens, charges, claims, and restrictions, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes and other intellectual property rights necessary to its business as presently conducted.

              (b) Since its organization, the Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all intellectual property and all Inventions (as defined below). Since its organization, each of the Company's employees, consultants, and independent contractors, who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed intellectual property or Inventions, or who has knowledge of or access to information about intellectual property or Inventions, has entered into a Proprietary Information Agreement set forth on Exhibit F. As used herein, "INVENTIONS" means all inventions, developments and discoveries which during the period of an employee's, consultant's, or contractor's service to the Company he, she or it makes or conceives of, either solely or jointly with others, that relate to any subject matter with which his, her, or its work for the Company may be concerned, or relate to or are connected with the business, products, services or projects of the Company, or relate to the actual or demonstrably anticipated research or development of the Company or involve the use of the Company's funds, time, material, facilities or trade secret information.

              (c) The Company is not aware that any of the Company's employees or consultants is or will be in violation of his or her Proprietary Information Agreement, and the Company shall use its best efforts to prevent any such violation. The Company is not aware that


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any of the Company's employees, consultants or contractors are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict with his or her obligation to use his or her best efforts to promote the interests of the Company. Neither the execution nor delivery of this Agreement and the agreements contemplated thereby, nor the carrying on of the Company's business by its employees, consultants and contractors, nor the conduct of its business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument known to the Company under which any of such employees, consultants or contractors is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, copyrights, or other intellectual property of any of its employees, consultants or contractors (or people it currently intends to hire) made or owned prior to their employment with or engagement by the Company or that it is or will be necessary to utilize any other assets or rights of any of its employees, consultants or contractors (or people it currently intends to hire) made or owned prior to their employment with or engagement by the Company, in violation of any limitations or restrictions to which any such employee, consultant or contractor is a party or to which any of such assets or rights may be subject.

         3.18 PATENTS AND OTHER INTANGIBLE ASSETS.

              (a) Part 3.18(a) of the Disclosure Schedule summarizes all patents, patent applications, trademarks, copyrights and other intellectual property of the Company with a description of their scope.

              (b) The Company (i) owns or has the right to use, free and clear of all liens, claims and restrictions, all patents, patent applications, trademarks, service marks, trade names, inventions, trade secrets, copyrights, licenses and rights with respect to the foregoing, used in or necessary for the conduct of its business as now conducted or proposed to be conducted, (ii) is not infringing upon or otherwise acting adversely to the right or claimed right of any person or entity under or with respect to any patent, trademark, service mark, trade name, invention, trade secret, copyright, license or other intellectual property or right with respect with respect thereto, and (iii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, invention, trade secret, or copyright with respect to the use thereof or in connection with the conduct of its business or otherwise.

              (c) The Company owns and has the unrestricted right to use all product rights, manufacturing rights, trade secrets, including know-how, negative know-how, formulas, patterns, compilations, programs, devices, methods, techniques, processes, inventions, designs, computer programs and technical data and all information that derives independent economic value, actual or potential, from not being generally known or known by competitors and which the Company has taken reasonable steps to maintain in secret (all of the foregoing of which are collectively referred to herein as "INTELLECTUAL PROPERTY") required for the development, manufacture, operation, and sale of all products and services sold or proposed to be sold by the Company, free and clear of any right, lien or claim of others, including without limitation former employers of its employees, consultants and contractors, and current employers of employees, consultants and


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contractors, where such employees, consultants or contractors are also employed or under contract with another person.

              (d) The Company has not sold, transferred, assigned, licensed or subjected to any lien, security interest, or other encumbrance, any Intellectual Property, trade secret, know-how, invention, design, process, computer program or technical data, or any interest therein, necessary or useful for the development, manufacture, use, operation or sale of any product or service presently under development or manufactured, sold or rendered by the Company.

              (e) No director, officer, employee, agent or stockholder of the Company owns or has any right in the Intellectual Property of the Company, or any patents, trademarks, service marks, trade names, copyrights, licenses or rights with respect to the foregoing, or any inventions, developments or discoveries used in or necessary for the conduct of the Company's business as now conducted or as proposed to be conducted.

              (f) The Company has no actual knowledge of any facts and has not received any communication alleging or stating that the Company or any employee, consultant or contractor has violated or infringed, or by conducting business as proposed, would violate or infringe, any patent, trademark, service mark, trade name, copyright, trade secret, proprietary right, process or other Intellectual Property of any other person or entity; the Company has no knowledge of any impediment whereby any employee, consultant or contractor who performs or is to perform services of any kind for the Company that would interfere with such person's ability to promote the business of the Company or would conflict with the business or proposed Company business.

              (g) Neither the execution nor delivery of this Agreement and the agreements contemplated thereby, nor the carrying on of the Company's business by its employees, consultants, and contractors nor the conduct of its business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument known to the Company under which any of such employees, consultants or contractors are now obligated.

              (h) The Company has not granted any license to use its proprietary information or Intellectual Property. The Company has not granted to any other person or entity rights to license, market or sell its proposed products or services and the Company is not bound by any agreement that affects the Company's exclusive right to develop, license, market or sell its products or services.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser severally and not jointly hereby represents and warrants to the Company as follows:

         4.1 REQUISITE POWER AND AUTHORITY. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Stockholders' Agreement and to carry out their respective provisions. All actions on such


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Purchaser's part required for the lawful execution and delivery of this
Agreement and the Stockholders' Agreement have been or will be effectively taken prior to the Closing.

         4.2 INVESTMENT REPRESENTATIONS. Such Purchaser understands that neither the Securities nor the Conversion Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such Purchaser also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement.

              (a) PURCHASER BEARS ECONOMIC RISK. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic risk of this investment indefinitely unless the Securities (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Such Purchaser understands that the Company has no present intention of registering the Securities, the Conversion Shares or any shares of its Common Stock. Such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Securities or the Conversion Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

              (b) ACQUISITION FOR OWN ACCOUNT. Such Purchaser is acquiring the Securities and the Conversion Shares for its own account for investment only, and not with a view towards their distribution in violation of applicable securities laws.

              (c) PURCHASER CAN PROTECT ITS INTEREST. Such Purchaser represents that, by reason of its or of its management's business or financial experience, such Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, such Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated by the Agreement.

              (c) ACCREDITED INVESTOR. Such Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

              (e) COMPANY INFORMATION. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. Such Purchaser has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

              (f) RULE 144. Such Purchaser acknowledges and agrees that the Securities and the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

              (g) If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on Exhibit A

5.       CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATIONS

         The obligation of each Purchaser to purchase and pay for the Securities to be delivered to it at the applicable Closing shall be subject to the satisfaction of the following conditions as of each Closing Date:

         5.1 with respect to the First Closing, the representations and warranties made by the Company in Section 3 hereof shall be true and correct as of such Closing Date with the same force and effect as if they had been made as of such Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to such Closing. With respect to the Second Closing, the Company shall have delivered an updated Disclosure Schedule, and the representations and warranties made by the Company in Section 3 hereof, as modified by the Disclosure Schedule, shall be true and correct as of such Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to such Closing;

         5.2 (a) at the First Closing, the Purchasers shall have received the legal opinion of Cooley Godward LLP, counsel to the Company, in the form of Exhibit E hereto (the "Opinion"), and (b) at the Second Closing, the Purchasers shall have received the legal opinion of Cooley Godward LLP, counsel to the Company, set forth in paragraph 5 of the Opinion;

         5.3 concurrently with the Closing, the Company, the Purchasers and the existing stockholders of the Company shall have entered into the Third Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit D;

         5.4 at the First Closing, the Company shall have provided to Centennial Fund IV, L.P. ("CENTENNIAL") a certification of the direct and indirect holdings of securities of the Company by certain persons designated by Centennial as required by Centennial's governing documents;

         5.5 all other Purchasers shall have concurrently purchased the Securities to be purchased by them at each Closing pursuant to this Agreement;

         5.6 all corporate and legal proceedings taken by the Company in connection with the transactions contemplated by this Agreement and all documents relating to such transactions shall be satisfactory to each of the Purchasers and to its counsel. At the Second Closing, the Company shall have delivered to Purchasers a certificate, executed on behalf of the Company by the President of the Company, dated as of such Closing Date, certifying as to the fulfillment of the conditions specified in Section 5.1.

6.       EXPENSE REIMBURSEMENT

         The Company shall reimburse the reasonable fees and expenses of Holme Roberts & Owen LLP, counsel to the Purchasers, incurred in connection with the negotiation, execution, delivery and performance of this Agreement, in an amount not to exceed $15,000; provided that, the Company shall have received an itemized bill of such fees and expenses. The Company agrees to reimburse the reasonable fees of counsel and out-of-pocket expenses incurred by the Purchasers in connection with the enforcement, in a legal proceeding against the Company, of the rights and remedies of the Purchasers hereunder and under the Stockholders' Agreement and the Restated Certificate (excluding Article Eleven thereof) if the Purchasers, either individually or collectively, are the prevailing party or parties in any such proceeding.

7.       MISCELLANEOUS

         7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado, except that the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

         7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time.

         7.4 ENTIRE AGREEMENT. This Agreement, and any amendment hereto, the Exhibits and the other documents delivered pursuant hereto or pursuant to any such amendment, including the Stockholders Agreement, and any amendment thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         7.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal, and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         7.6 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the mutual written consent of the Company and each of the Purchasers at the First Closing.

         7.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent to the Company at 707 Seventeenth Street, Suite 2850, Denver, Colorado 80202 and to a Purchaser at the address set forth on Exhibit A attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

         7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         7.9 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of any such fee or commission payable by such indemnifying party.

         7.10 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser who acquires Securities nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities and Conversion Shares.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date set forth in the first paragraph hereof.

                                    COMPANY:

                                    EXACTIS.COM INC.


                                    By:  /s/ E. Thomas Detmer
                                       -----------------------------------------
                                    Title: President and CEO
                                          --------------------------------------


                                    PURCHASERS:

                                    GLOBAL RETAIL PARTNERS, L.P.

                                    By:  /s/ OSAMU R. WATANABE
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    DLJ DIVERSIFIED PARTNERS, L.P.

                                    By:  /s/ OSAMU R. WATANABE
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    DLJ DIVERSIFIED PARTNERS-A, L.P.

                                    By:  /s/ OSAMU R. WATANABE
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    GRP PARTNERS, L.P.

                                    By:  /s/ OSAMU R. WATANABE
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    GLOBAL RETAIL PARTNERS FUNDING, INC.

                                    By:  /s/ OSAMU R. WATANABE
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    DLJ ESC II L.P.

                                    By:  /s/ OSAMU R. WATANABE
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    CENTENNIAL FUND IV, L.P.

                                    By:  Centennial  Holdings IV, L.P.
                                       -----------------------------------------
                                    Its:  General Partner
                                        ----------------------------------------

                                    By:  /s/ Adam Goldman
                                       -----------------------------------------
                                    Title:  General Partner
                                            ------------------------------------

                                    TRIBUNE COMPANY

                                    By:  /s/
                                       -----------------------------------------
                                    Title:  President, Tribune Ventures
                                          --------------------------------------

                                    BOULDER VENTURES II, L.P.

                                    By:  BV Partner II, LLC
                                    By:  /s/
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    /s/
                                    -----------------------------------------
                                         E. Thomas Detmer, Jr.

                                    /s/
                                    -----------------------------------------
                                         Douglas Schneider


                                    GOLIEB FAMILY TRUST

                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Steven Goot
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Wayne Goss
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    JLS LLC
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Robert Lemle
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Larry Macks
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Morty Macks
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Fred Steiner
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Trisun Financial
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    WILL'S WEI CORP.
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Misha Plam
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    /s/
                                    --------------------------------------------
                                          Kyle Lefkoff


                                    /s/
                                    --------------------------------------------
                                          Joseph Lefkoff


                                    250 VC ASSOCIATES
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    /s/
                                    --------------------------------------------
                                          Joseph Lefkoff

                                    250 VC ASSOCIATES
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Erick Becker
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    CARUTHERS FAMILY LLC
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    Josh Fidler
                                    By:  BV Partners LLC, Attorney-in-Fact
                                    By:  /s/ Kyle Lefkoff
                                       -----------------------------------------
                                    Title:  Managing Member
                                          --------------------------------------

                                    /s/   Peter Roshko
                                    --------------------------------------------
                                          Peter Roshko

                                    /s/   Andrew Jones
                                    --------------------------------------------
                                          Andrew Jones

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

                  SERIES E STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT B

                                 FORM OF WARRANT

                  SERIES E STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT C

                      RESTATED CERTIFICATE OF INCORPORATION

                  SERIES E STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT D

           FORM OF THIRD AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                  SERIES E STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT E

                              FORM OF LEGAL OPINION

                  SERIES E STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT F

            FORM OF PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT